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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 30, 2000
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                              DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

           Ohio                         0-22387                  31-1469837
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

    41 N. Sandusky St.              Delaware, Ohio                  43015
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, including Area Code    (740) 363-1133
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

     On June 30, 2000 DCB Financial Corp. issued the press release which is included as Exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS,
         PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  The following exhibits are included with this Report:

                Exhibit 99.  Press Release, dated June 30, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 30, 2000                    DCB Financial Corp.

                                        /s/ Donald R. Blackburn
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                                        Donald R. Blackburn, Vice President